SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 12, 2003
                         -------------------------------

                               Mirant Corporation
             (Exact name of registrant as specified in its charter)

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     Delaware                        001-16107               58-2056305
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(State or other jurisdiction     (Commission File   (IRS Employer Identification
    of incorporation)                Number)                    No.)


 1155 Perimeter Center West Suite 100, Atlanta, Georgia                  30338
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           (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      (678) 579-5000
                                                  -----------------------------


                                       N/A
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         (Former name or former address, if changed since last report.)



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Item 5.         Other
In response to requests from investors, the Company has attached the following credit agreements as exhibits hereto:

         Mirant Corporation - Four Year Credit Agreement
         Mirant Corporation - 364-Day Credit Facility
         Mirant Corporation - Facility C Credit
         Agreement Mirant Americas Generation, LLC - Facility B Credit Agreement Mirant Americas Generation, LLC - Facility C Credit Agreement


The above-mentioned exhibits are incorporated herein by reference.

Item 7.         Financial Statements and Exhibits
c) Exhibits. The following exhibits are filed with this document.

   Exhibit
   Number               Description
-----------     --------------------------------------------------------------
   10.67        Mirant Corporation - Four Year Credit Agreement
   10.68        Mirant Corporation - 364-Day Credit Facility
   10.69        Mirant Corporation - Facility C Credit Agreement
   10.70        Mirant Americas Generation, LLC - Facility B Credit Agreement
   10.71        Mirant Americas Generation, LLC - Facility C Credit Agreement








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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 12, 2003                                MIRANT CORPORATION

                                                   By /s/ Harvey A. Wagner
                                                   -----------------------------
                                                   Harvey A. Wagner
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)